UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 10, 2015
DATE OF REPORT
(DATE OF EARLIEST EVENT REPORTED)

NEWS CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-35769	46-2950970
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)

1211 Avenue of the Americas, New York, New York 10036
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(212) 416-3400
(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
Under News Corporation's (the "Company") stock repurchase program (the "Repurchase Program"), the Company is authorized to acquire from time to time up to $500 million of the Company's outstanding shares of Class A common stock. Under the rules of the Australian Securities Exchange (the "ASX"), the Company is required to provide to the ASX, on a daily basis, disclosure of transactions pursuant to the Repurchase Program, if any. The Company also discloses information concerning the Repurchase Program in the Company's quarterly and annual reports.
Attached as Exhibit 99.1 is a copy of the information provided to the ASX on the date noted on Exhibit 99.1.
On May 10, 2015, the Company issued a press release announcing the repurchase of shares under the Repurchase Program.  Attached as Exhibit 99.2 is a copy of the Company's press release.

Item 9.01	Financial Statements and Exhibits.
 (d)  Exhibits.

Exhibit No.	Description
99.1	Information provided to the Australian Securities Exchange on the date noted on Exhibit 99.1.

99.2	Press Release issued by News Corporation, dated May 10, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWS CORPORATION (REGISTRANT)

By:	/s/ Michael L. Bunder
Michael L. Bunder
Senior Vice President, Deputy General Counsel and Corporate Secretary
Dated: May 11, 2015

Exhibit Index

Exhibit No.	Description
99.1	Information provided to the Australian Securities Exchange on the date noted on Exhibit 99.1.

99.2	Press Release issued by News Corporation, dated May 10, 2015.